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                             UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                            February 7, 2000
                            ----------------
                             Date of Report
                   (Date of earliest event reported)


                          ALPHATRADE.COM
     (Exact name of registrant as specified in its charter)



    Nevada                          0-25631                 98-0211652
    ------                          -------                 ----------
    (State or other          (Commission File Number)     (IRS Employer
    jurisdiction                                   Identification No.)
    of incorporation)


                #400 - 1111 West Georgia Street
              Vancouver, British Columbia, Canada
                            V6E 4M3
            (Address of Principal Executive Offices)


                        (604)  681-7503
                (Registrant's Telephone Number)


                              N/A
  (Former Name or Former Address if changed Since Last Report)


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    Item 1.     Changes in Control of Registrant.
                ---------------------------------

                None, not applicable.

    Item 2.     Acquisition or Disposition of Assets.
                -------------------------------------

                None, not applicable.

    Item 3.     Bankruptcy or Receivership.
                ---------------------------

                None, not applicable.

    Item 4.     Changes in Registrant's Certifying Accountant.
                ----------------------------------------------

                None, not applicable.

    Item 5.     Other Events.
                -------------

                On February 7, 2000, acting by unanimous written consent pursuant to applicable sections of the Nevada Revised Statues, the Board of Directors of AlphaTrade.com, a Nevada corporation (the "Company"), resolved to issue a total of 175,000 shares of the Company's common stock as follows: 87,500 shares to Penny Perfect and 87,500 shares to Gordon Muir (herein the "Placees"). The private placement is made in reliance upon Section 4(2) of the Securities Act of 1933, as amended. These shares were issued to the Placees, at a price of $5.75 per share, for total consideration of $1,006,250.

    Item 6.     Resignations of Directors and Executive Officers.
                -------------------------------------------------

                None, not applicable.

    Item 7.     Financial Statements and Exhibits.
                ----------------------------------

                 (a)    Financial Statements of Businesses Acquired.

                 None, not applicable.

                              (b)    Pro Forma Financial Information.

                 None, not applicable.

                              (c)    Exhibits.


    Description of Exhibit                       Exhibit Number

    None, not applicable.


    Item 8.     Change in Fiscal Year.
                ----------------------

                None, not applicable.

    Item 9.     Sales of Equity Securities Pursuant to Regulation S.
                ----------------------------------------------------

                None; not applicable.


                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALPHATRADE.COM


    DATED:   February 7th, 2000        By /s/ Penny Perfect
                                           -----------------
                                      Penny Perfect
                                       Chief Executive Officer/President
                                       Director